UNITED STATES
			SECURITIES AND EXCHANGE COMMISSION
				Washington, D.C. 20549

				   FORM 8-K AMENDMENT

				CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2009


				THE EVEREST FUND, L.P.
		(Exact name of registrant as specified in its charter)

                    Iowa  	0-17555    42-1318186
      (State or other jurisdiction
      of incorporation) 	(Commission file number) (IRS Employer
      							Identification No.)


			1100 North 4th Street
				Suite 143
			Fairfield, Iowa 52556
		(Address of principal executive offices)

Registrant's telephone number, including area code: (641) 472-5500

	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


     Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)


      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Upon the advice of our counsel and as reflected in the filing of our financial statements, we did not engage a PCAOB accounting firm for the 2007 audit for the Everest Fund, L.P. (Everest). Our counsel has been involved with Everest only subsequent to the 1996 12g SEC filing and had no knowledge of it.
We were operating under the understanding and apparently mistaken believe that we were 'voluntary filers' for at least the last 12 years. In light of the foregoing, we have engaged McGladry & Pullen ( McGladrey ), a PCAOB accounting firm, to perform an audit of the financial statements for Everest for the years 2007 and 2008. We are working with McGladry in an attempt to accomplish this by the deadline of March 31, but we must reserve for the possible need to request an extension of time under the circumstances.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2009



      THE EVEREST FUND, L.P.

      By: Everest Asset Management, Inc.,
      General Partner

      By: /s/ Peter Lamoureux


        Peter Lamoureux
        President, Secretary, Treasurer and Director